                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) MAY 31, 2001

                     CREDIT SUISSE FIRST BOSTON (USA), INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

                    1-6862                                  13-1898818
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           (Commission File Number)                      (I.R.S. Employer
                                                        (Identification No.)

   Eleven Madison Avenue, New York, New York                   10010
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    (Address of principal executive office)                  (Zip Code)

                                 (212) 325-2000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

         MAY 31, 2001

         CSFBdirect issued a press release concerning the elimination of 180 positions, or 14% of its domestic staff, and certain other matters. CSFBdirect will reduce office space requirements in certain locations. The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference.

         (c) EXHIBIT

Exhibit 99.1 Press release dated May 31, 2001 for CSFBdirect
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Credit Suisse First Boston (USA), Inc.


                                      /s/ ANTHONY  F. DADDINO
                                      -------------------------------------
                                      Anthony F. Daddino
                                      CHIEF FINANCIAL AND ADMINISTRATIVE OFFICER


June 5, 2001